UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2015

Cardtronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Acquisition Financial Statements

On July 28, 2014, Cardtronics, Inc. (the “Company”) completed a private placement of $250 million aggregate principal amount of 5.125% senior notes due 2022 (the “Senior Notes”), which are fully and unconditionally guaranteed by certain of the Company’s subsidiaries (the “Guarantors”). In connection with the private placement of the Senior Notes, the Company and the Guarantors entered into a registration rights agreement with the initial purchasers of the Senior Notes obligating the Company and the Guarantors to file an exchange registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to exchange the Senior Notes and related guarantees for registered notes (the “New Notes”) and guarantees having substantially the same terms as the Senior Notes (the “Exchange Offer”).

In connection with the Exchange Offer, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered. The Company is filing on this Current Report on Form 8-K (this “Current Report”) certain financial information required to be included in or incorporated by reference into the Registration Statement by Rule 3-10 of Regulation S-X.

As previously disclosed, on October 6, 2014, Cardtronics USA, Inc., a wholly owned subsidiary of the Company and a Guarantor of the Senior Notes, completed an acquisition of (i) 100% of the membership interests (the “Acquired Equity Interests”) of WSILC, L.L.C. and RTW ATM, LLC and (ii) certain related assets (the “Acquired Assets,” together with the Acquired Equity Interests, the “Acquired Business”) from C.O.D., LLC and WG ATM, LLC. The Acquired Business has not been included in the Company’s audited consolidated financial statements as of December 31, 2014 and 2013 and for each of the years in the three-year period ended December 31, 2014 (the “2014 Financial Statements”) for the required period of time under Regulation S-X and the purchase price of the Acquired Business exceeds 20% of the principal amount of the Senior Notes. As a result, to meet the financial statements required by Rule 3-10(g) of Regulation S-X, the Company is filing (i) as Exhibit 99.1 to this Current Report the audited consolidated financial statements of the Acquired Business for the year ended December 31, 2013 and (ii) as Exhibit 99.2 to this Current Report the unaudited interim consolidated financial statements of the Acquired Business as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 and the related notes thereto.

Guarantor Consolidating Footnote Disclosure

Pursuant to Rule 3-10 of Regulation S-X, the Company is filing as Exhibit 99.3 to this Current Report the 2014 Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Annual Report”), as amended to include a new Note 21 to the 2014 Financial Statements disclosing condensed consolidating financial information regarding the financial position, results of operations and cash flows of the Company for the Company, the Guarantors and the non-guarantors of the New Notes. The information in this Current Report is not an amendment to the 2014 Annual Report and is not a restatement of the financial information included therein and is being provided herein solely to meet the requirements under Rule 3-10 of Regulation S-X, which requires presentation of financial statements for the Guarantors and non-guarantors of the notes to be provided at the time of initial registration of the New Notes. This Current Report, including exhibits hereto, should be reviewed in conjunction with the 2014 Annual Report and the Company’s other filings with the SEC.

Recast Financial Statements for Change in Reportable Segments

The Company is also filing this Current Report to recast certain financial information contained in its 2014 Annual Report due to changes in its reportable segments.

During the three months ended March 31, 2015, the Company reorganized its operations which resulted in several changes, including a senior executive of the Company acquiring operational responsibility for all of the Company’s operations in North America. Consequently, the Company is now largely managing all of its North American operations with common resources and is reporting results in this manner. As a result of these internal changes, the Company revised its reportable segments to merge its U.S. and Other International segments into a single North America segment, along with its automated teller machines software/interface design business. Previously, the Other International segment was comprised of the Company’s operations in Mexico and Canada and the design business was reported as part of Europe. Segment information presented for prior periods has been revised to reflect this change in operating segments. The Company’s operations in the U.K., Germany, and Poland are included in its Europe segment. The Company began to report comparative results under the new organization structure with the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2015 (the “Quarterly Report”).

The information included in this Current Report is presented for informational purposes only in connection with the reporting changes described above and does not amend or restate any of the Company’s previously issued financial statements, which were included in its 2014 Annual Report. In particular, there have been no changes to the Company’s consolidated results of operations, balance sheets or statements of cash flows. This Current Report does not reflect events occurring after the filing of the Company’s 2014 Annual Report and does not modify or update the disclosures therein in any way, other than to present retrospectively the current operating segment structure in accordance with Section 13310.1 of the Division of Corporation Finance Financial Reporting Manual. For significant developments which have occurred subsequent to the filing of the 2014 Annual Report, refer to the Quarterly Report.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the changes noted above, a new registration, proxy or information statement that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes. In the event that one of the above occurs, the Company is filing this Current Report to recast its consolidated financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014, to reflect the changes in segment reporting, as described above. The items contained in the Company’s 2014 Annual Report that have been revised as a result of the above are presented in Exhibits 99.3, 99.4 and 99.5 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

23.1	Consent of McGladrey LLP

23.2	Consent of McGladrey LLP

23.3	Consent of KPMG LLP

99.1	Audited consolidated financial statements of WSILC, L.L.C. and its subsidiaries and C.O.D., LLC and WG ATM, LLC for the year ended December 31, 2013, including the related notes thereto

99.2	Unaudited interim consolidated financial statements of WSILC, L.L.C. and its subsidiaries and C.O.D., LLC and WG ATM, LLC as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 and the related notes thereto

99.3	Revised audited consolidated financial statements of Cardtronics, Inc. as of December 31, 2014 and 2013, and for the three years ended December 31, 2014, including the notes thereto and the report of the independent registered public accounting firm thereon

99.4	Revised Business Discussion

99.5	Revised Management’s Discussion and Analysis

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS, INC.

By:	/s/ E. Brad Conrad
E. Brad Conrad
Chief Accounting Officer

Dated: June 5, 2015

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

23.1	Consent of McGladrey LLP

23.2	Consent of McGladrey LLP

23.3	Consent of KPMG LLP

99.1	Audited consolidated financial statements of WSILC, L.L.C. and its subsidiaries and C.O.D., LLC and WG ATM, LLC for the year ended December 31, 2013, including the related notes thereto

99.2	Unaudited interim consolidated financial statements of WSILC, L.L.C. and its subsidiaries and C.O.D., LLC and WG ATM, LLC as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 and the related notes thereto

99.3	Revised audited consolidated financial statements of Cardtronics, Inc. as of December 31, 2014 and 2013, and for the three years ended December 31, 2014, including the notes thereto and the report of the independent registered public accounting firm thereon

99.4	Revised Business Discussion

99.5	Revised Management’s Discussion and Analysis

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema

101.CAL	XBRL Taxonomy Extension Calculation Linkbase

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Extension Label Linkbase

101.PRE	XBRL Taxonomy Extension Presentation Linkbase